UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number:    811-22867

Cohen & Steers MLP and Energy Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    November 30

Date of reporting period:    May 31, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended May 31, 2018. The total returns for the Fund and its comparative benchmarks were:

Six Months Ended May 31, 2018
Cohen & Steers MLP & Energy Opportunity Fund:
Class A	4.95%
Class C	4.75%
Class I	5.11%
Class R	5.00%
Class Z	5.24%
Alerian Energy Infrastructure Index[a]	–0.36%
Alerian MLP Index[a]	5.71%
S&P 500 Index[a]	3.16%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that all distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are “return of capital” distributed from the Fund’s assets. Return of capital distributions decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.

[a]

The Alerian Energy Infrastructure Index (Total Return) is a capped, float-adjusted, capitalization-weighted index composite of North American energy infrastructure companies, whose constituents are engaged in midstream activities involving energy commodities. The Alerian MLP Index (Total Return) is a capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total MLP float-adjusted market capitalization. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Market Review

MLP and midstream energy equities declined modestly in the six-months ended May 31, 2018, but the period was far from quiet. Stocks rallied strongly in December and January on improving supply/demand fundamentals and earnings results that generally met or exceeded expectations. However, the midstream market was weak in February following the announcement of certain ‘strategic restructurings’ transactions. Though these announcements typically came with distribution cuts which likely weighed on near-term sentiment, they represent strong steps taken by companies to improve their financial health and become more self-funding, in our opinion. We also believe this should benefit companies’ longer-term total-return prospects.

Further pressuring the stocks in March was a Federal Energy Regulatory Commission (FERC) policy change that disallows the recovery of income tax allowance in rates for certain interstate pipelines owned by MLPs. While the FERC news initially weighed on midstream energy companies broadly, most stocks soon recovered as it became clear that aside from a select few companies, the proposal would only have a modest impact on the midstream energy industry in general. We believe that the aggregate cumulative headwind to industry cash flows is less than 2.5%, although a small subset of MLPs may see cash flows decline by 10–20% as the ruling takes effect, likely accelerating certain conversions of MLPs to C-corps.

The sector continued to recover in April and May as investors focused on the sector’s better-than-expected first-quarter earnings, which underscored improving industry supply-demand fundamentals and widening differentials, particularly in the Permian basin in West Texas. Infrastructure constraints in select basins are starting to materialize, as evidenced by $15 oil price differentials from Midland to East Houston.

Those midstream industry fundamentals were partially aided by strengthening energy prices. Natural gas prices climbed as storage levels in the U.S. fell to 25% below their five-year average, while crude oil rallied to four-year highs on strong global demand and as geopolitical tensions rose on multiple fronts, including Iran and Venezuela. U.S. energy exports continued to accelerate. And the prospect of reduced global supply further helped to support the midstream energy space, as North American shale producers are a key marginal supplier that can grow production, potentially helping to offset any supply disruptions that may develop globally.

Fund Performance

The Fund had a positive total return in the period and outperformed the Alerian Energy Infrastructure Index. Stock selection in natural gas pipelines contributed to relative performance. The sector declined in the period as TransCanada fell on concerns associated with the FERC ruling and a credit rating downgrade. The portfolio held an underweight allocation in the stock. In addition, we held an out-of-index position in Cheniere Energy, which rose sharply after upwardly revising its cash flow guidance for the next several years and announcing plans to expand its liquefied natural gas export capacity.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

The portfolio’s considerable underweight in Macquarie Infrastructure, a diversified midstream company, also contributed to relative performance. Macquarie suffered a sizable decline after announcing disappointing earnings guidance and a dividend cut related to deteriorating fundamentals in its liquid products terminals business, where several customers unexpectedly decided to not renew their expiring storage-capacity contracts.

The Fund’s substantial underweight in the diversified utilities sector also aided relative performance. The interest-rate-sensitive stocks, which have relatively limited exposure to midstream energy fundamentals, declined materially amid a rise in lending rates in the period.

Security selection in the crude/refined products sector, which modestly advanced, further contributed to relative performance, although this was partially offset by our underweight in the sector. We held an overweight position in Plains GP Holdings, which advanced on rising output of crude oil in the Permian basin as well as from continued progress on its deleveraging plan. Additionally, the portfolio was underweight Buckeye Partners LP, which declined after releasing disappointing earnings.

Sincerely,

ROBERT S. BECKER

Portfolio Manager

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended May 31, 2018

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–1.36%[a]	1.75%[b]	—	—	—
1 Year (without sales charge)	3.29%	2.75%	3.66%	3.17%	3.78%
Since Inception[c] (with sales charge)	–1.70%[a]	–1.31%	—	—	—
Since Inception[c] (without sales charge)	–0.68%	–1.31%	–0.33%	–7.13%	–0.35%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the April 1, 2018 prospectus, were as follows: Class A—1.78% and 1.45%; Class C—2.43% and 2.10%; Class I—1.48% and 1.10%; Class R—1.93% and 1.60%; and Class Z—1.43% and 1.10%. Through June 30, 2019, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

On June 12, 2018, the Fund’s Board of Directors approved an amendment to the Fund’s fee waiver/reimbursement agreement, effective close of business July 31, 2018 through June 30, 2020, whereby the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual fund operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares, and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated prior to its expiration date by agreement of the Fund’s Board of Directors and the investment advisor, and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

In addition, on June 12, 2018, the Fund’s Board of Directors approved an amendment to the Fund’s investment advisory agreement, reducing the investment advisory fee from 1.00% to 0.80% of the average daily net assets of the Fund effective close of business July 31, 2018.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception date of December 20, 2013 for Class A, C, I and Z shares and October 1, 2014 for Class R shares.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2017—May 31, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period[a] December 1, 2017— May 31, 2018
Class A
Actual (4.95% return)	$1,000.00	$1,049.50	$7.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.65	$7.34

Class C
Actual (4.75% return)	$1,000.00	$1,047.50	$10.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.41	$10.60

Class I
Actual (5.11% return)	$1,000.00	$1,051.10	$5.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.40	$5.59

Class R
Actual (5.00% return)	$1,000.00	$1,050.00	$8.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.90	$8.10

Class Z
Actual (5.24% return)	$1,000.00	$1,052.40	$5.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.40	$5.59

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.46%, 2.11%, 1.11%, 1.61% and 1.11%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

May 31, 2018

Top Ten Holdings

(Unaudited)

Security	Value	% of Net Assets
ONEOK, Inc.	$11,494,366	9.1
Pembina Pipeline Corp. (Canada)	9,406,199	7.5
Kinder Morgan, Inc.	9,284,238	7.4
Plains GP Holdings LP, Class A	8,816,748	7.0
Enbridge, Inc. (Canada)	7,144,841	5.7
Enterprise Products Partners LP	6,903,343	5.5
Williams Cos., Inc. (The)	6,067,647	4.8
Cheniere Energy, Inc.	5,206,353	4.1
MPLX LP	5,030,776	4.0
Targa Resources Corp.	4,400,675	3.5

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

May 31, 2018 (Unaudited)

		Number of Shares/Units	Value

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	97.5%
COMPRESSION	1.1%
Archrock, Inc.		124,193	$1,434,429

CRUDE/REFINED PRODUCTS	15.4%
Enbridge, Inc. (CAD) (Canada)		229,933	7,144,841
Enbridge Energy Management, LLC		110,198	1,046,881
Plains GP Holdings LP, Class A		358,842	8,816,748
SemGroup Corp., Class A		95,228	2,409,268

			19,417,738

DIVERSIFIED MIDSTREAM	35.0%
Andeavor Logistics LP		13,508	579,493
Energy Transfer Equity LP		186,100	3,215,808
Energy Transfer Partners LP		194,595	3,695,359
Enterprise Products Partners LP		238,870	6,903,343
Kinder Morgan, Inc.		556,609	9,284,238
MPLX LP		140,094	5,030,776
Pembina Pipeline Corp. (CAD) (Canada)		270,423	9,406,199
Williams Cos., Inc. (The)		225,899	6,067,647

			44,182,863

DIVERSIFIED UTILITIES	4.1%
CenterPoint Energy, Inc.		42,712	1,116,065
Dominion Resources, Inc.		38,283	2,457,386
Southwest Gas Holdings, Inc.		20,515	1,552,986

			5,126,437

GATHERING & PROCESSING	26.9%
Antero Midstream GP LP		156,906	3,020,441
Antero Midstream Partners LP		27,167	821,802
Crestwood Equity Partners LP		27,688	930,317
DCP Midstream Partners LP		41,964	1,758,711
Dominion Midstream Partners LP		27,378	350,438
EnLink Midstream Partners LP		33,914	579,929
Hess Midstream Partners LP		49,170	1,030,603
Keyera Corp. (CAD) (Canada)		146,622	4,110,527
Noble Midstream Partners LP		19,585	1,009,998
ONEOK, Inc.		168,638	11,494,366

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2018 (Unaudited)

		Number of Shares/Units	Value

Rice Midstream Partners LP		33,984	$627,684
Shell Midstream Partners LP		57,459	1,286,507
Summit Midstream Partners LP		35,770	581,263
Targa Resources Corp.		90,493	4,400,675
Western Gas Equity Partners LP		24,567	901,609
Western Gas Partners LP		18,843	973,618

			33,878,488

MARINE SHIPPING/OFFSHORE	4.1%
GasLog Ltd. (Monaco)		110,201	1,983,618
GasLog Partners LP (Monaco)		58,409	1,428,100
Golar LNG Ltd. (Bermuda)		68,887	1,789,684

			5,201,402

NATURAL GAS PIPELINES	5.5%
Cheniere Energy, Inc.[a]		78,150	5,206,353
Cheniere Energy Partners LP Holdings LLC		57,428	1,736,048

			6,942,401

OTHER	2.9%
EQT Corp.		26,571	1,369,469
Macquarie Infrastructure Co. LLC		46,624	1,804,349
Sprague Resources LP		21,350	505,995

			3,679,813

RENEWABLE ENERGY	1.5%
NextEra Energy Partners LP		42,661	1,918,039

TRANSPORT—RAIL	1.0%
Union Pacific Corp.		8,723	1,245,296

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$111,187,960)			123,026,906

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2018 (Unaudited)

		Number of Shares/Units	Value

SHORT-TERM INVESTMENTS	3.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.66%[b]		4,314,536	$4,314,536

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,314,536)			4,314,536

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$115,502,496)	100.9%		127,341,442
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.9)		(1,176,208)

NET ASSETS	100.0%		$126,165,234

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]	Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2018 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$115,502,496)	$127,341,442
Foreign currency, at value (Identified cost—$37,678)	37,245
Receivable for:
Investment securities sold	4,535,599
Fund shares sold	297,914
Dividends and distributions	192,191
Other assets	1,223

Total Assets	132,405,614

LIABILITIES:
Payable for:
Investment securities purchased	5,895,651
Investment advisory fees	68,096
Fund shares redeemed	41,672
Shareholder servicing fees	22,018
Administration fees	5,130
Directors’ fees	837
Distribution fees	650
Other liabilities	206,326

Total Liabilities	6,240,380

NET ASSETS	$126,165,234

NET ASSETS consist of:
Paid-in capital	$151,247,400
Dividends in excess of net investment income	(2,967,059)
Accumulated net realized loss	(33,956,323)
Net unrealized appreciation	11,841,216

$126,165,234

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

May 31, 2018 (Unaudited)

CLASS A SHARES:
NET ASSETS	$14,286,598
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,720,634

Net asset value and redemption price per share	$8.30

Maximum offering price per share ($8.30 ÷ 0.955)[a]	$8.69

CLASS C SHARES:
NET ASSETS	$10,372,158
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,254,750

Net asset value and offering price per share[b]	$8.27

CLASS I SHARES:
NET ASSETS	$99,976,836
Shares issued and outstanding ($0.001 par value common stock outstanding)	12,013,505

Net asset value, offering and redemption price per share	$8.32

CLASS R SHARES:
NET ASSETS	$1,344,313
Shares issued and outstanding ($0.001 par value common stock outstanding)	161,769

Net asset value, offering and redemption price per share	$8.31

CLASS Z SHARES:
NET ASSETS	$185,329
Shares issued and outstanding ($0.001 par value common stock outstanding)	22,276

Net asset value, offering and redemption price per share	$8.32

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2018 (Unaudited)

Investment Income:
Distributions from master limited partnerships	$1,519,123
Less return of capital on distributions	(1,353,230)

Net distributions from master limited partnerships	165,893
Dividend income (net of $70,641 of foreign withholding tax)	1,003,049

Total Investment Income	1,168,942

Expenses:
Investment advisory fees	569,830
Professional fees	76,620
Distribution fees—Class A	16,851
Distribution fees—Class C	34,791
Distribution fees—Class R	710
Registration and filing fees	45,695
Shareholder servicing fees—Class A	6,741
Shareholder servicing fees—Class C	11,597
Shareholder servicing fees—Class I	25,994
Administration fees	40,605
Shareholder reporting expenses	16,295
Transfer agent fees and expenses	10,253
Directors’ fees and expenses	3,892
Franchise taxes	3,544
Custodian fees and expenses	3,207
Miscellaneous	8,594

Total Expenses	875,219
Reduction of Expenses (See Note 2)	(174,172)

Net Expenses	701,047

Net Investment Income (Loss)	467,895

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(2,267,876)
Foreign currency transactions	22,159

Net realized gain (loss)	(2,245,717)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	6,500,154
Foreign currency translations	3,334

Net change in unrealized appreciation (depreciation)	6,503,488

Net Realized and Unrealized Gain (Loss)	4,257,771

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,725,666

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended May 31, 2018	For the Year Ended November 30, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$467,895	$691,314
Net realized gain (loss)	(2,245,717)	(3,279,220)
Net change in unrealized appreciation (depreciation)	6,503,488	977,224

Net increase (decrease) in net assets resulting from operations	4,725,666	(1,610,682)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(246,694)	(39,033)
Class C	(150,139)	—
Class I	(1,786,435)	(529,063)
Class R	(2,807)	(202)
Class Z	(3,763)	(1,322)
Return of capital:
Class A	—	(392,543)
Class C	—	(272,637)
Class I	—	(2,466,637)
Class R	—	(3,331)
Class Z	—	(6,150)

Total dividends and distributions to shareholders	(2,189,838)	(3,710,918)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	21,002,172	17,444,521

Total increase (decrease) in net assets	23,538,000	12,122,921
Net Assets:
Beginning of period	102,627,234	90,504,313

End of period[a]	$126,165,234	$102,627,234

[a]	Includes dividends in excess of net investment income of $2,967,059 and $1,245,116, respectively.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended May 31, 2018	For the Year Ended November 30,			For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:		2017	2016	2015
Net asset value, beginning of period	$8.07	$8.43	$7.46	$11.53	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.02	0.04	0.05	0.10	0.04
Net realized and unrealized gain (loss)	0.37	(0.11)	1.24	(3.80)	1.74

Total from investment operations	0.39	(0.07)	1.29	(3.70)	1.78

Less dividends and distributions to shareholders from:

Net investment income	(0.16)	(0.03)	(0.06)	(0.08)	(0.05)
Net realized gain	—	—	—	—	(0.09)
Return of capital	—	(0.26)	(0.26)	(0.29)	(0.11)

Total dividends and distributions to shareholders	(0.16)	(0.29)	(0.32)	(0.37)	(0.25)

Net increase (decrease) in net asset value	0.23	(0.36)	0.97	(4.07)	1.53

Net asset value, end of period	$8.30	$8.07	$8.43	$7.46	$11.53

Total investment return[c,d]	4.95%[e]	–1.01%	18.06%	–32.83%	17.76%[e]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended May 31, 2018	For the Year Ended November 30,			For the Period December 20, 2013[a] through November 30, 2014
Ratios/Supplemental Data:		2017	2016	2015
Net assets, end of period (in millions)	$14.3	$11.4	$12.2	$7.1	$7.4

Ratios to average daily net assets:

Expenses (before expense reduction)	1.72%[f]	1.81%	2.23%	1.90%	2.67%[f]

Expenses (net of expense reduction)	1.46%[f]	1.45%	1.47%	1.46%	1.45%[f]

Net investment income (loss) (before expense reduction)	0.35%[f]	0.09%	(0.12)%	0.55%	(0.87)%[f]

Net investment income (loss) (net of expense reduction)	0.61%[f]	0.45%	0.64%	0.99%	0.35%[f]

Portfolio turnover rate	46%[e]	45%	59%	81%	26%[e]

[a]	Commencement of operations.
[b]	Calculation based on average shares outstanding.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended May 31, 2018	For the Year Ended November 30,			For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:		2017	2016	2015
Net asset value, beginning of period	$8.03	$8.39	$7.44	$11.49	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	(0.00)[c]	(0.02)	0.00 [c]	0.04	(0.03)
Net realized and unrealized gain (loss)	0.37	(0.11)	1.23	(3.78)	1.74

Total from investment operations	0.37	(0.13)	1.23	(3.74)	1.71

Less dividends and distributions to shareholders from:

Net investment income	(0.13)	—	(0.02)	(0.02)	(0.02)
Net realized gain	—	—	—	—	(0.09)
Return of capital	—	(0.23)	(0.26)	(0.29)	(0.11)

Total dividends and distributions to shareholders	(0.13)	(0.23)	(0.28)	(0.31)	(0.22)

Net increase (decrease) in net asset value	0.24	(0.36)	0.95	(4.05)	1.49

Net asset value, end of period	$8.27	$8.03	$8.39	$7.44	$11.49

Total investment return[d,e]	4.75%[f]	–1.67%	17.25%[g]	–33.31%[g,h]	17.10%[f,h]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended May 31, 2018	For the Year Ended November 30,			For the Period December 20, 2013[a] through November 30, 2014
Ratios/Supplemental Data:		2017	2016	2015
Net assets, end of period (in millions)	$10.4	$8.8	$10.4	$8.7	$4.8

Ratios to average daily net assets:

Expenses (before expense reduction)	2.37%[i]	2.46%	2.88%	2.60%	3.27%[i]

Expenses (net of expense reduction)	2.11%[i]	2.10%	2.12%	2.11%	2.10%[i]

Net investment income (loss) (before expense reduction)	(0.31)%[i]	(0.59)%	(0.74)%	(0.08)%	(1.41)%[i]

Net investment income (loss) (net of expense reduction)	(0.05)%[i]	(0.23)%	0.02%	0.41%	(0.24)%[i]

Portfolio turnover rate	46%[h]	45%	59%	81%	26%[h]

[a]	Commencement of operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Not annualized.
[g]

The net asset value disclosed in the November 30, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the net asset value reported on November 30, 2015. The total return reported is based on the unadjusted net asset value which was the official net asset value for executing transactions on November 30, 2015.

[h]

The net asset value disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the net asset value reported on November 30, 2014. The total return reported is based on the unadjusted net asset value which was the official net asset value for executing transactions on November 30, 2014.

i	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended May 31, 2018	For the Year Ended November 30,			For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:		2017	2016	2015
Net asset value, beginning of period	$8.09	$8.45	$7.48	$11.55	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.04	0.07	0.07	0.14	0.10
Net realized and unrealized gain (loss)	0.36	(0.11)	1.25	(3.81)	1.72

Total from investment operations	0.40	(0.04)	1.32	(3.67)	1.82

Less dividends and distributions to shareholders from:

Net investment income	(0.17)	(0.06)	(0.09)	(0.11)	(0.07)
Net realized gain	—	—	—	—	(0.09)
Return of capital	—	(0.26)	(0.26)	(0.29)	(0.11)

Total dividends and distributions to shareholders	(0.17)	(0.32)	(0.35)	(0.40)	(0.27)

Net increase (decrease) in net asset value	0.23	(0.36)	0.97	(4.07)	1.55

Net asset value, end of period	$8.32	$8.09	$8.45	$7.48	$11.55

Total investment return[c]	5.11%[d]	–0.66%	18.40%	–32.53%	18.13%[d]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended May 31, 2018	For the Year Ended November 30,			For the Period December 20, 2013[a] through November 30, 2014
Ratios/Supplemental Data:		2017	2016	2015
Net assets, end of period (in millions)	$100.0	$82.0	$67.6	$41.7	$47.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.42%[e]	1.51%	1.92%	1.60%	2.66%[e]

Expenses (net of expense reduction)	1.11%[e]	1.10%	1.12%	1.11%	1.10%[e]

Net investment income (loss) (before expense reduction)	0.63%[e]	0.38%	0.15%	0.90%	(0.71)%[e]

Net investment income (loss) (net of expense reduction)	0.94%[e]	0.79%	0.95%	1.39%	0.85%[e]

Portfolio turnover rate	46%[d]	45%	59%	81%	26%[d]

[a]	Commencement of operations.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended May 31, 2018	For the Year Ended November 30,			For the Period October 1, 2014[a] through November 30, 2014
Per Share Operating Performance:		2017	2016	2015
Net asset value, beginning of period	$8.07	$8.44	$7.48	$11.54	$12.41

Income (loss) from investment operations:

Net investment income (loss)[b]	(0.02)	0.02	0.05	0.08	0.01
Net realized and unrealized gain (loss)	0.41	(0.11)	1.22	(3.79)	(0.88)

Total from investment operations	0.39	(0.09)	1.27	(3.71)	(0.87)

Less dividends and distributions to shareholders from:

Net investment income	(0.15)	(0.02)	(0.05)	(0.06)	—
Return of capital	—	(0.26)	(0.26)	(0.29)	—

Total dividends and distributions to shareholders	(0.15)	(0.28)	(0.31)	(0.35)	—

Net increase (decrease) in net asset value	0.24	(0.37)	0.96	(4.06)	(0.87)

Net asset value, end of period	$8.31	$8.07	$8.44	$7.48	$11.54

Total investment return[c]	5.00%[d]	–1.25%	17.74%	–32.89%[e]	–6.93%[d,e]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended May 31, 2018	For the Year Ended November 30,			For the Period October 1, 2014[a] through November 30, 2014
Ratios/Supplemental Data:		2017	2016	2015
Net assets, end of period (in 000s)	$1,344.3	$110.8	$85.2	$6.0	$9.3

Ratios to average daily net assets:

Expenses (before expense reduction)	1.87%[f]	1.96%	2.38%	2.07%	2.53%[f]

Expenses (net of expense reduction)	1.61%[f]	1.60%	1.62%	1.61%	1.60%[f]

Net investment income (loss) (before expense reduction)	(0.78)%[f]	(0.08)%	(0.06)%	0.31%	(0.58)%[f]

Net investment income (loss) (net of expense reduction)	(0.52)%[f]	0.28%	0.70%	0.77%	0.35%[f]

Portfolio turnover rate	46%[d]	45%	59%	81%	26%[d]

[a]	Commencement of operations.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]

The net asset value disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the net asset value reported on November 30, 2014. The total return reported is based on the unadjusted net asset value which was the official net asset value for executing transactions on November 30, 2014.

[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended May 31, 2018	For the Year Ended November 30,			For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:		2017	2016	2015
Net asset value, beginning of period	$8.08	$8.44	$7.48	$11.55	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.04	0.06	0.08	0.10	0.09
Net realized and unrealized gain (loss)	0.37	(0.10)	1.23	(3.77)	1.72

Total from investment operations	0.41	(0.04)	1.31	(3.67)	1.81

Less dividends and distributions to shareholders from:

Net investment income	(0.17)	(0.06)	(0.09)	(0.11)	(0.06)
Net realized gain	—	—	—	—	(0.09)
Return of capital	—	(0.26)	(0.26)	(0.29)	(0.11)

Total dividends and distributions to shareholders	(0.17)	(0.32)	(0.35)	(0.40)	(0.26)

Net increase (decrease) in net asset value	0.24	(0.36)	0.96	(4.07)	1.55

Net asset value, end of period	$8.32	$8.08	$8.44	$7.48	$11.55

Total investment return[c]	5.24%[d]	–0.67%	18.41%[e]	–32.62%[e]	18.02%[d]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended May 31, 2018	For the Year Ended November 30,			For the Period December 20, 2013[a] through November 30, 2014
Ratios/Supplemental Data:		2017	2016	2015
Net assets, end of period (in 000s)	$185.3	$184.0	$230.0	$0.3	$1.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.37%[f]	1.46%	1.88%	1.53%	2.72%[f]

Expenses (net of expense reduction)	1.11%[f]	1.10%	1.12%	1.11%	1.21%[f]

Net investment income (loss) (before expense reduction)	0.67%[f]	0.38%	0.28%	0.56%	(0.70)%[f]

Net investment income (loss) (net of expense reduction)	0.93%[f]	0.74%	1.04%	0.98%	0.81%[f]

Portfolio turnover rate	46%[d]	45%	59%	81%	26%[d]

[a]	Commencement of operations.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]

The net asset value disclosed in the November 30, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the net asset value reported on November 30, 2015. The total return reported is based on the unadjusted net asset value which was the official net asset value for executing transactions on November 30, 2015.

[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 8, 2013 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total return, comprised of current income and price appreciation. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of May 31, 2018.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of May 31, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies	$123,026,906	$123,026,906	$—	$—
Short-Term Investments	4,314,536	—	4,314,536	—

Total Investments in Securities[a]	$127,341,442	$123,026,906	$4,314,536	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. For the six months ended May 31, 2018, the Fund has estimated approximately 89.1% of distributions from MLPs as return of capital. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund received payment-in-kind stock dividends in the form of additional units from its investment in Enbridge Energy Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as an adjustment to the cost of the security. For the six months ended May 31, 2018, the Fund received the following payment-in-kind stock dividends:

Enbridge Energy Management, LLC	$28,245

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon results of operations for the six months ended May 31, 2018, the investment advisor considers it

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

likely that, a significant portion of the dividends will be reclassified to distributions from return of capital upon the final determination of the Fund’s taxable income after November 30, 2018, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of May 31, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund (See Note 8).

For the six months ended May 31, 2018, and through June 30, 2019, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. The contractual expense limitation agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor (See Note 8). For the six months ended May 31, 2018, fees waived and/or expenses reimbursed totaled $174,172.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund’s average daily net assets. For the six months ended May 31, 2018, the Fund incurred $28,492 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended May 31, 2018, the Fund has been advised that the distributor received $9,298, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $226 of CDSC relating to the redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $669 for the six months ended May 31, 2018.

Other: At May 31, 2018, the investment advisor and affiliated persons of the investment advisor owned 19.0% of the Fund’s outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly,

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended May 31, 2018, totaled $72,621,578 and $53,356,904, respectively.

Note 4. Income Tax Information

As of May 31, 2018, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$115,502,496

Gross unrealized appreciation on investments	$16,404,562
Gross unrealized depreciation on investments	(4,565,616)

Net unrealized appreciation (depreciation) on investments	$11,838,946

As of November 30, 2017, the Fund had a net capital loss carryforward of $27,533,820 which may be used to offset future capital gains. The loss is comprised of $12,884,539 of short-term capital loss carryover and $14,649,281 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 5. Capital Stock

On December 6, 2016, the Board of Directors of the Fund approved an increase to the Fund’s authorized shares of capital stock. The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 200 million of Class I capital stock, 200 million of Class R capital stock, 200 million of Class T capital stock and 200 million of Class Z capital stock. Class F shares and Class T shares are currently not available for purchase. The

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended May 31, 2018		For the Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class A:
Sold	642,297	$5,350,043	631,211	$5,395,870
Issued as reinvestment of dividends and distributions	29,158	222,345	47,368	402,437
Redeemed	(369,706)	(2,961,212)	(708,315)	(5,959,660)

Net increase (decrease)	301,749	$2,611,176	(29,736)	$(161,353)

Class C:
Sold	361,491	$2,921,592	311,605	$2,594,472
Issued as reinvestment of dividends and distributions	12,587	95,648	19,224	162,613
Redeemed	(218,906)	(1,744,566)	(470,814)	(3,973,344)

Net increase (decrease)	155,172	$1,272,674	(139,985)	$(1,216,259)

Class I:
Sold	5,753,563	$47,430,568	6,370,261	$54,140,500
Issued as reinvestment of dividends and distributions	141,993	1,082,165	184,180	1,566,098
Redeemed	(4,028,817)	(32,596,859)	(4,409,636)	(36,876,344)

Net increase (decrease)	1,866,739	$15,915,874	2,144,805	$18,830,254

Class R:
Sold	154,877	$1,259,708	3,494	$29,992
Issued as reinvestments of dividends and distributions	353	2,686	390	3,311
Redeemed	(7,179)	(55,962)	(269)	(2,271)

Net increase (decrease)	148,051	$1,206,432	3,615	$31,032

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended May 31, 2018		For the Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class Z:
Sold	105	$850	293	$2,500
Issued as reinvestment of dividends	468	3,579	839	7,127
Redeemed	(1,050)	(8,413)	(5,616)	(48,780)

Net increase (decrease)	(477)	$(3,984)	(4,484)	$(39,153)

Note 6. Other Risks

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Market Volatility Risk: Under normal market conditions, the Fund will invest at least 80% of its net assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources (Related Companies). The Fund’s strategy of focusing its investments in MLPs and Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Market volatility in the energy markets may significantly affect the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related Companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Tax Risk: The Fund intends to qualify each year as a regulated investment company (RIC) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in qualified publicly traded partnerships (QPTPs). The Fund expects that many of the MLPs in which the Fund invests will be QPTPs. The treatment of certain of the Fund’s investments for purposes of this test may be unclear, and it is possible that the Internal Revenue Service (IRS) or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund’s ability to meet this 25% requirement.

Starting for calendar year 2018, non-corporate taxpayers are permitted to deduct a portion of any income derived from an interest in an MLP that constitutes “qualified publicly traded partnership income.” This deduction is not available in respect of any such income that is allocated to or reflected in net recapture income realized by a RIC in respect of its interest in an MLP, and distributed by the RIC to

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

its shareholders. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in an MLP.

Counterparty Risk: Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Liquidity Risk: Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the investment advisor believes it is desirable to do so.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

financial results of the Fund and the global financial markets. Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules and amendments to modernize reporting and disclosure and to develop and implement a Liquidity Risk Management Program for open-end investment companies along with other potential upcoming regulations, could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

On June 12, 2018, the Fund’s Board of Directors approved an amendment to the Fund’s investment advisory agreement, reducing the investment advisory fee from 1.00% to 0.80% of the average daily net assets of the Fund effective close of business July 31, 2018.

In addition, on June 12, 2018 the Fund’s Board of Directors approved an amendment to the Fund’s fee waiver/reimbursement agreement, effective close of business July 31, 2018 through June 30, 2020, whereby the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual fund operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class F shares, 0.90% for Class I shares, 1.40% for Class R shares, 1.25% for Class T shares and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated prior to its

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

expiration date by agreement of the Fund’s Board of Directors and the investment advisor, and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

Management has evaluated events and transactions occurring after May 31, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission’s (the SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Change in Board of Directors

On December 5, 2017, the Board of Directors voted to decrease the number of directors on the Fund’s Board of Directors from thirteen to ten, effective January 1, 2018. Directors Bonnie Cohen and Richard E. Kroon retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s mandatory retirement policy. Director Richard J. Norman resigned from the Board of Directors effective December 31, 2017.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS

REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Robert S. Becker

Vice President

Benjamin Morton

Vice President

Tyler S. Rosenlicht

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

80 Park Avenue

New York, NY 10017

Nasdaq Symbol: Class	A—MLOAX
C—MLOCX
F—MLOFX*
I—MLOIX
R—MLORX
T—MLOTX*
Z—MLOZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers MLP & Energy Opportunity Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F and Class T shares are currently not available for purchase.

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report May 31, 2018

Cohen & Steers

MLP & Energy

Opportunity Fund

MLOAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: July 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Chief Financial Officer (Principal Financial Officer)

Date: July 31, 2018